SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 29, 2007 (October 24, 2007)
Date of Report (Date of earliest event reported)
Fedders Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)
505 Martinsville Road
Liberty Corner, New Jersey 07938-0813
(Address of principal executive offices, including zip code)
(908) 604-8686
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: ORDER PURSUANT TO SECTIONS 105, 362 AND 541 OF THE BANKRUPTCY CODE

Item 8.01 Other Events.
On October 24, 2007, an order (the “Order”) was entered in the United States Bankruptcy Court for the District of Delaware (the “Court”) in the bankruptcy cases filed by Fedders Corporation (the “Company”) and its North American subsidiaries (the Company and its North American subsidiaries collectively, the “Debtors”) (Case No. 07-11176 (BLS) which imposed certain restrictions on trading in the Company’s Common Stock (“Common Stock”) and Series A Cumulative Preferred Stock (“Preferred Stock”) (collectively, the “Equity Securities”). The Order provides for the following procedures applicable to trading in the Equity Securities:
(a)	Any person[1] or entity that currently is or becomes a Substantial Equityholder (as defined in paragraph (e) below) shall file with the Court, and serve upon the Company and the official committee of unsecured creditors (the “Committee”), a notice of such status, substantially in the form attached as Exhibit A to the Order, on or before the later of (i) thirty (30) days after the notice of the Order is provided or (ii) ten (10) days after becoming a Substantial Equityholder.
(b)	Prior to effectuating any transfer of the Common Stock (including any sale, transfer, assignment, pledge, hypothecation, option to acquire stock, as defined in paragraph (e) below, or other disposition or encumbrance) that would result in an increase in the amount of Common Stock of the Company beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder, person or entity shall file with the Court, and serve on the Company and the Committee, advance written notice, substantially in the form attached as Exhibit B to the Order, [2] of the intended transfer of Common Stock.
(c)	Prior to effectuating any transfer of the Common Stock (including any sale, transfer, assignment, pledge, hypothecation, option to acquire stock, as defined in paragraph (e) below, or other disposition or encumbrance) that would result in a decrease in the amount of Common Stock of the Company beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Company and the Committee, advance written notice, substantially in the form attached as Exhibit C to the Order, [3] of the intended transfer of Common Stock.
(d)	Each of the Committee and the Company shall have fifteen (15) calendar days after receipt of a Proposed Transfer Notice to file with the Court and serve on

[1]	The term “person” as used in these Procedures shall have the same meaning accorded to it in section 101(41) of the Bankruptcy Code.

[2]	A notice, substantially in the form of Exhibit B is hereinafter referred to as a “Stock Accumulation Notice.”

[3]	A notice substantially in the form of Exhibit C is hereinafter referred to as a “Stock Disposition Notice” (together with the Stock Accumulation Notice, collectively, a “Proposed Transfer Notice”).

such Substantial Equityholder an objection to any proposed transfer of Common Stock described in the Proposed Transfer Notice on the grounds that such transfer may adversely affect the Debtors’ ability to use their NOLs and would be void ab initio. If the Committee or the Company files an objection, such transaction will not be effective unless approved by a final and non-appealable order of the Court. If neither the Committee nor the Company objects within such fifteen (15) calendar-day period, such transaction may proceed solely as set forth in the Proposed Transfer Notice. Any transaction for which a Proposed Transfer Notice is filed is void ab initio unless either (1) express permission for such transaction is granted by the Committee; (2) the fifteen (15) calendar-day period herein set forth expires without an objection from the Committee or the Company; or (3) such transaction is approved by final and non-appealable order of the Court. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional fifteen (15) calendar-day waiting period.

(e)	For purposes of these Procedures: (1) a “Substantial Equityholder” is any person or entity that beneficially owns at least 1,328,799 shares of Common Stock (representing approximately 4.5% of the 29,528,859 shares of Common Stock outstanding); (2) “beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the I.R.C. and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all Common Stock, owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of Common Stock, ownership of Common Stock which such holder has an option to acquire, and beneficial ownership as defined by Rule 13d-3 of the Securities Exchange Act of 1934; and (3) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, class B stock,[4] convertible preferred stock, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

(f)	Holders of Preferred Stock are prohibited from transferring such Preferred Stock pending further order of the Court.
The Company believes that this restriction on the purchase and sale of the Company’s
Stock should not cause any material harm to shareholders, as the Company does not anticipate any distribution to shareholders on account of their equity interests in the pending bankruptcy cases.

[4]	Fedders Corporation has outstanding 2,492,181 shares of class B stock which are convertible immediately into common stock on a share-for-share basis.

Item 9.01 Financial Statements and Exhibits
Exhibits
99.1	Press Release of the Company dated October 25, 2007

99.2	Order Pursuant to Sections 105, 362 and 541 of the Bankruptcy Code and Rule 3001 of the Federal Rules of Bankruptcy Procedure Establishing Notification and Hearing Procedures, nunc pro tunc, for the Trading in Fedders Corporations’s Equity Securities

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION

Dated: October 29, 2007
	By:	/s/ Kent E. Hansen
Name: Kent E. Hansen
Title: Executive Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated October 25, 2007

99.2	Order Pursuant to Sections 105, 362 and 541 of the Bankruptcy Code and Rule 3001 of the Federal Rules of Bankruptcy Procedure Establishing Notification and Hearing Procedures, nunc pro tunc, for the Trading in Fedders Corporations’s Equity Securities